UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  May 24, 2004

                          Lehman Brothers Holdings Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                   1-9466                    13-3216325
           (Commission File Number) (IRS Employer Identification No.)

                               745 Seventh Avenue
                               New York, NY    10019
                        (Address of principal (Zip Code)
                               executive offices)

               Registrant's telephone number, including area code:

                                 (212) 526-7000





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Item 5.  Other Events and Regulation FD Disclosure

         On May 24, 2004, Lehman Brothers Holdings Inc. (the "Registrant") issued two press releases with respect to its senior management (the "Press Releases").

         The Press Releases are filed as Exhibits 99.1 and 99.2 hereto.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         The following Exhibits are filed as part of this Report:

         Exhibit 99.1           Press Release with respect to senior management.
         Exhibit 99.2           Press Release with respect to senior management.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   LEHMAN BROTHERS HOLDINGS INC.
                                                            (Registrant)


Date:   May 24, 2004                               By: /s/ Barrett S. DiPaolo
                                                      -------------------------
                                                           Barrett S. DiPaolo
                                                           Vice President

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                                                   EXHIBIT INDEX

Exhibit 99.1                    Press Release with respect to senior management.
Exhibit 99.2                    Press Release with respect to senior management.

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